Exhibit 99.1
                                                    Trenwick America Corporation

                         UNITED STATES BANKRUPTCY COURT
                    _______________DISTRICT OF_______________

In re: Trenwick America Corporation              Case No.          03-12635(MFW)
                                                 Reporting Period: December 2003

                            MONTHLY OPERATING REPORT
         File with Court and submit copy to United States Trustee within
                           20 days after end of month.

Submit copy of report to any official committee appointed in the case.

---------------------------------------------------------------------------------------------------------------------
                                                                                             Document     Explanation
Required Documents                                                          Form No.         Attached       Attached
---------------------------------------------------------------------------------------------------------------------
Schedule of Cash Receipts and Disbursements                                 MOR-1            Yes
     Bank Reconciliation (or copies of debtor's bank reconciliations)       MOR-1 (Con't)    Yes
     Copies of bank statements                                                               N/A
     Cash disbursements journals                                                             Yes
Statement of Operations                                                     MOR-2            Yes
Balance Sheet                                                               MOR-3            Yes
Status of Postpetition Taxes                                                MOR-4            Yes
     Copies of IRS Form 6123 or payment receipt                                              N/A
     Copies of tax returns filed during reporting period                                     N/A
Summary of Unpaid Postpetition Debts                                        MOR-4            N/A
     Listing of aged accounts payable                                                        N/A
Accounts Receivable Reconciliation and Aging                                MOR-5            Yes
Debtor Questionnaire                                                        MOR-5            Yes
---------------------------------------------------------------------------------------------------------------------

I declare under penalty of perjury (28 U.S.C. Section 1746) that this report and the attached documents are true and correct to the best of of my knowledge and belief.


/s/ Alan L. Hunte                                              January 20, 2004
----------------------------------------                       ----------------
Signature of Debtor                                            Date


/s/ Alan L. Hunte                                              January 20, 2004
----------------------------------------                       ----------------
Signature of Joint Debtor                                      Date


/s/ Alan L. Hunte                                              January 20, 2004
----------------------------------------                       ----------------
Signature of Authorized Individual*                            Date


Alan L. Hunte                                                  January 20, 2004
----------------------------------------                       ----------------
Printed Name of Authorized Individual*                         Date

*Authorized individual must be an officer, director or shareholder if debtor is a corporation; a partner if debtor is a partnership; a manager or member if debtor is a limited liability company.

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

In re: Trenwick America Corporation                   Case No.    03-12635 (MFW)
Schedule of Cash Receipts & Disbursements        Reporting Period December 2003

                                                       Bank Accounts
                                    Operating             Payroll           Tax              Other
                                ------------------------------------------------------------------
  Cash - Beg of Month              4,313,681.38            35,331.89         NA                --

       Receipts:
      Cash Sales                             --                   --         --                --
     Accounts Rec                            --                   --         --                --
   Loans & Advances                          --                   --         --                --
    Sale of Assets                           --                   --         --                --
       Deposits                      244,243.31                   --         --                --
         Other                         1,125.50                              --                --
   Fund Transfer **                (3,000,000.00)                 --         --                --
  Transfers (Interco)              1,729,466.92         1,722,725.49         --                --
                                ------------------------------------------------------------------

    Total Receipts                 (1,025,164.27)       1,722,725.49         --                --
                                ------------------------------------------------------------------

    Disbursements:
      Net Payroll                            --         (1,112,138.68)       --                --
     Payroll Taxes                           --          (610,586.81)        --                --
Sales, Use, & Other Tax                      --                   --         --                --
  Inventory Purchases                        --                   --         --                --
 Secured Rental/Leases                                            --         --                --
       Insurance                             --                   --         --                --
    Administrative                  (471,647.17)                  --         --                --
        Selling                              --                   --         --                --
         Other                               --                   --         --                --
    Transfers (PR)                 (1,722,725.49)                            --                --
   Professional Fees                         --                   --         --                --
      Court Costs                            --                   --         --                --
                                ------------------------------------------------------------------

  Total Disbursements              (2,194,372.66)       (1,722,725.49)       --                --
                                ------------------------------------------------------------------

     Net Cash Flow                 (3,219,536.93)                 --         --                --
                                ------------------------------------------------------------------

  Cash: End of Month               1,094,144.45            35,331.89         --                --
                                ==================================================================

** Fund transfer out to money market account


                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Bank Reconciliations
December 2003


The following bank accounts have been reconciled


 Operating:

 Location:       JPMorganChase, NY
                 ABA No. 021-000-021

 Month End
Book Balance     $ 1,094,144.45


  Payroll:

 Location:       JPMorganChase, NY
                 ABA No. 021-000-021

 Month End
Book Balance     $    35,331.89


                                                                      FORM MOR-1

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Trenwick America Corporation
Disbursements Log (Excludes Interco.)
December 2003

  Check
  Number            Amount                      Vendor Name
---------        -----------      ----------------------------------------
107822                  0.35      AT&T
107823                444.25      BMC Solutions, Inc.
107824                880.89      BMW Financial Services
107825             33,559.79      CDW Direct, LLC
107826                399.00      COGENT COMMUNICATIONS, INC
107827                 30.00      CSCPA
107828                310.29      Ceridian Employer Services
107829                900.00      Cognet Communications, Inc.
107830                604.40      Connecticut Corporate Caterers,LLC
107831                242.83      Connecticut Telephone
107832              3,590.00      Executive Health EXAMS
107833                180.00      Fasug
107834              1,066.15      Federal Express Corporation
107835                985.92      Glowpoint
107836                598.62      Imagistics International Inc.
107837              3,875.63      Insurance Staffers
107838                496.21      Ios Capital
107839                 51.33      MCI
107840                 13.66      Marks Bros. Stationers, Inc.
107841              1,316.00      Mary A. Pagoto
107842                847.00      Motient
107843                 60.10      Northeast Utilities
107844              1,200.00      Propark, Inc.
107845                 11.82      Royal Messenger Service
107846                617.28      Snet
107847              5,296.00      Sungard Recovery Services Inc.
107848                 14.50      Verisign, Inc.
107849                873.00      Hammond,Noreen A.
107850              2,056.24      Marty Becker
107851                 39.00      Robert Crowther
107852                985.00      Advanced Solutions, Inc.
107853                208.08      American Express
107854                445.00      American Society of Corporate Secretarie
107855                287.03      Aspen Publishers, Inc.
107856                678.40      Blondie's Treehouse, Inc
107857                 97.00      Business Insurance
107858                523.37      Ceridian Employer Services
107859                 99.85      ComED
107860              2,167.10      Crystal Rock Water Company
107861              5,435.61      Esposito Design Association


                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

107862                174.48      Federal Express Corporation
107863             13,000.00      HIRECounsel New York, LLC.
107864                 94.95      Human Resource Executive
107865              5,101.25      Insurance Solutions
107866              8,607.74      Iron Mountain
107867             37,120.00      Jacobson Solutions
107868                728.00      Joyce Van Lines, Inc.
107869              7,320.63      Kelly Services, Inc.
107870                247.86      Marks Bros. Stationers, Inc.
107871                334.00      Microsoft Technet
107872              1,746.88      OFFICETEAM
107873                273.48      P. Rogers & Company
107874                 54.80      Skytel
107875              5,756.25      Susan Zicarelli
107876              2,797.62      Temco Service Industries, Inc.
107877              5,000.00      U.S. Trustee Program Payment Center
107888              1,015.70      Camperlengo,William A.
107889              1,699.56      Catherine Homola
107891                553.68      Claps,Frank
107892              1,918.44      Lock,Eugene R.
107894              1,391.31      Qureshi,Malinda S.
107895                 83.88      Robert Crowther
107896              4,661.06      Timothy Graham
107898              1,015.70      Camperlengo,William A.
107899                553.68      Claps,Frank
107900                 83.88      Crowther,Robert
107901              4,661.06      Graham,Timothy
107903              1,699.56      Homola,Catherine
107905              1,918.44      Lock,Eugene R.
107907              1,391.31      Qureshi,Malinda S.
107908              1,032.10      AT&T
107909                841.43      AT&T
107910             89,173.36      Anthem BCBSCT
107911                320.12      Blondie's Treehouse, Inc
107912                 79.08      Bull's Head Printers
107913                418.70      CCH Incorporated
107914              1,635.50      CDW Direct, LLC
107915             16,890.00      CYPRESS COMMUNICATIONS
107916                900.00      Cognet Communications, Inc.
107917                215.76      Connecticut Corporate Caterers,LLC
107918                241.33      Connecticut Telephone
107919              1,214.00      Crown Life Insurance Company
107920              6,903.78      Delta Dental
107921                517.58      Deraventures, Inc.
107922                237.21      Federal Express Corporation
107923                272.66      Glasser Legalworks
107924                985.92      Glowpoint
107925                618.63      Imagistics International Inc.
107926             17,893.97      Iron Mountain
107927              4,673.94      Kelly Services, Inc.
107928              1,731.00      MCI
107929                195.00      Mail Delivery Service of Stamford, LLC
107930              4,545.00      Network Synergy


                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

107931                471.59      New England Office Supplies, Inc.
107932                929.12      Nextel
107933              1,034.56      OFFICETEAM
107934                401.31      PRS Courier Worldwide Inc.
107935             83,805.08      PeopleSoft USA, Inc.
107936                459.55      Petty Cash/Sam Mills
107937              7,858.47      Propark, Inc.
107938              4,086.12      Unum Life Insurance Company of America
107939              4,244.17      Unum Life Insurance Company of America
107940                 62.92      WORLDCOM
107941                305.28      Wall Street Journal
107942                 35.00      Brennan,John
107943              5,136.45      Brunell,Paula
107944                 41.00      Chimbole,Joyce
107945                968.66      Daniels,Gary
107946              1,025.61      Hunte,Alan L.
107947              1,773.96      Jeffrey Neverson
107949                202.20      John Margres
107950                190.00      Louis Direnzo
107951                646.58      Mary Fortado
107953                292.99      Richard Pikikero
107954                 83.88      Robert Crowther
107955              1,911.97      Tyler Jr.,Stanlee C.
107956                472.84      Nicole Morris
107957              2,595.00      Raining Data
107958                337.34      Microsoft Technet
107959                880.89      BMW Financial Services
107960              1,665.27      Ceridian Employer Services
107961                217.68      Executive Charge, Inc.
107962              3,590.00      Executive Health EXAMS
107963                514.36      Federal Express Corporation
107964              4,871.03      Kelly Services, Inc.
107965                240.00      Liz Sue Bagels
107966                847.00      Motient
107967                219.30      New England Office Supplies, Inc.
107968              1,272.00      OFFICETEAM
107969                 57.33      PRS Courier Worldwide Inc.
107970                 48.16      Royal Messenger Service
107971              7,443.75      Susan Zicarelli
107972                150.00      The Pension Service, Inc.
107973              6,267.90      W9/LWS Real Estate L.P.
107974              1,385.57      Marty Becker
107975              1,029.80      Stephen Zielinski

                  484,099.66
                  ----------

                  (11,657.63)     CK VD-SYSTEM ERROR (ck#10788-107896)
                     (878.24)     Reclass Flexible Spending wire transfer
                       83.88      ck replaced
                  ==========
                  471,647.67      NET CK RUN
                  ==========


                                                              FORM MOR-1 (CON'T)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corp.                         Case No. 03-12635 (MFW)
                 Debtor                         Reporting Period: December 2003

                             Statement of Operations
                               (Income Statement)

---------------------------------------------------------------------------------------------
                                                         Month Ended            Cumulative
REVENUES                                                December 2003         Filing to Date
---------------------------------------------------------------------------------------------
Gross Revenues                                         $       47,249         $      214,155
---------------------------------------------------------------------------------------------
Less: Returns and Allowances                                       --                     --
---------------------------------------------------------------------------------------------
Net Revenue                                            $       47,249         $      214,155
---------------------------------------------------------------------------------------------
COST OF GOODS SOLD                                                 --
---------------------------------------------------------------------------------------------
Beginning Inventory                                                --                     --
---------------------------------------------------------------------------------------------
Add: Purchases                                                     --                     --
---------------------------------------------------------------------------------------------
Add:Cost of Labor                                                  --                     --
---------------------------------------------------------------------------------------------
Add: Other costs (schedule attached)                               --                     --
---------------------------------------------------------------------------------------------
Less: Ending Inventory                                             --                     --
---------------------------------------------------------------------------------------------
Cost of Goods Sold                                                 --                     --
---------------------------------------------------------------------------------------------
Gross Profit                                                   47,249                214,155
---------------------------------------------------------------------------------------------
OPERATING EXPENSES                                                 --
---------------------------------------------------------------------------------------------
Advertising                                                        --                     --
---------------------------------------------------------------------------------------------
Auto and Truck Expense                                             37                     46
---------------------------------------------------------------------------------------------
Bad Debts                                                          --                     --
---------------------------------------------------------------------------------------------
Contributions                                                      --                     --
---------------------------------------------------------------------------------------------
Employee Benefits Programs                                      1,231                  6,699
---------------------------------------------------------------------------------------------
Insider compensation*                                          22,544                122,571
---------------------------------------------------------------------------------------------
Insurance                                                       1,723                  3,850
---------------------------------------------------------------------------------------------
Management Fees/Bonuses                                            --                161,330
---------------------------------------------------------------------------------------------
Office Expense                                                  5,005                 29,957
---------------------------------------------------------------------------------------------
Pension & Profit-Sharing Plans                                  2,079                 10,482
---------------------------------------------------------------------------------------------
Repairs and Maintenance                                           183                  1,721
---------------------------------------------------------------------------------------------
Rent and Lease Expense                                         28,090                115,011
---------------------------------------------------------------------------------------------
Salaries/Commissions/Fees                                      18,406                 55,762
---------------------------------------------------------------------------------------------
Supplies                                                        5,324                 11,402
---------------------------------------------------------------------------------------------
Taxes-Payroll                                                   1,550                  3,497
---------------------------------------------------------------------------------------------
Taxes-Real Estate                                                  --                     --
---------------------------------------------------------------------------------------------
Taxes-Other                                                        --                  6,000
---------------------------------------------------------------------------------------------
Travel and Entertainment                                          318                    811
---------------------------------------------------------------------------------------------
Utilities                                                          29                  1,000
---------------------------------------------------------------------------------------------
Other (attach schedule)                                     1,368,826              5,679,901
---------------------------------------------------------------------------------------------
Total Operating Expenses Before Depreciation                1,455,345              6,210,040
---------------------------------------------------------------------------------------------
Depreciation/Depletion/Amortization                            58,996                240,715
---------------------------------------------------------------------------------------------
Net Profit(Loss) Before Other Income & Expenses            (1,467,092)            (6,236,600)
---------------------------------------------------------------------------------------------
OTHER INCOME AND EXPENSES                                          --
---------------------------------------------------------------------------------------------
Other Income (attach schedule)                            (29,606,750)           (45,691,648)
---------------------------------------------------------------------------------------------
Interest Expense                                                   --                     --
---------------------------------------------------------------------------------------------
Other Expense (attach schedule)                                    --                     --
---------------------------------------------------------------------------------------------
Net Profit (Loss) Before Reorganization Items             (31,073,842)           (51,928,247)
---------------------------------------------------------------------------------------------
REORGANIZATION ITEMS                                               --
---------------------------------------------------------------------------------------------
Professional Fees                                                  --                     --
---------------------------------------------------------------------------------------------
U.S. Trustee Quarterly Fees                                        --                     --
---------------------------------------------------------------------------------------------
Interest Earned on Accumulated Cash                                --
---------------------------------------------------------------------------------------------
  from Chapter 11 (see continuation sheet)                      3,690                 24,859
---------------------------------------------------------------------------------------------
Gain(Loss) from Sale of Equipment                                  --                     --
---------------------------------------------------------------------------------------------
Other Reorganization Expenses (attach schedule)             2,039,145              2,039,145
---------------------------------------------------------------------------------------------
Total Reorganization Expenses                              (2,035,455)            (2,014,286)
---------------------------------------------------------------------------------------------
Income Taxes                                                       --                (73,536)
---------------------------------------------------------------------------------------------
Net Profit (Loss)                                      $  (33,109,297)        $  (53,868,997)
---------------------------------------------------------------------------------------------

* Insider compensation includes amounts paid to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 27 officers which were not included in this amount.
** Represents amounts charged by Trenwick affiliates under the Administrative Services Agreement


                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corp.                         Case No. 03-12635 (MFW)
                 Debtor                         Reporting Period: December 2003

                  STATEMENT OF OPERATIONS - continuation sheet

---------------------------------------------------------------------------------------------
                                                         Month Ended            Cumulative
BREAKDOWN OF "OTHER" CATEGORY                           December 2003         Filing to Date
---------------------------------------------------------------------------------------------
---------------------------------------------------------------------------------------------
Other Costs
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Other Operational Expenses
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Recruiting & Relocation                                         1,888                  1,888
---------------------------------------------------------------------------------------------
Audit Fees                                                         --                   (128)
---------------------------------------------------------------------------------------------
Accounting & Tax Fees                                          73,350                124,154
---------------------------------------------------------------------------------------------
Other Fees                                                  1,283,118              5,522,659
---------------------------------------------------------------------------------------------
Data Processing                                                 9,681                 29,456
---------------------------------------------------------------------------------------------
Seminars & Continuing Education                                   746                  1,812
---------------------------------------------------------------------------------------------
Dues & Subscriptions                                               43                     60
---------------------------------------------------------------------------------------------
TOTAL OTHER EXPENSES                                        1,368,826              5,679,901
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Other Income
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Equity in Undistributed Loss of
  Unconsolidated Subsidiaries                             (29,606,750)           (45,691,648)
---------------------------------------------------------------------------------------------
TOTAL OTHER INCOME                                        (29,606,750)           (45,691,648)
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Other Expenses
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Other Reorganization Expenses
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
Bankruptcy Related Fees                                     2,039,145              2,039,145
---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------


                                                                      FORM MOR-2

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corp.                         Case No. 03-12635 (MFW)
                 Debtor                         Reporting Period: December 2003

                                 BALANCE SHEET

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF                BOOK VALUE ON
                            ASSETS                                         CURRENT REPORTING MONTH               PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Unrestricted Cash and Equivalents                                                        6,015,722                       4,532,566
-----------------------------------------------------------------------------------------------------------------------------------
Restricted Cash and Cash Equivalents (see continuation sheet)                                   --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Receivable (Net)                                                               51,459,403                      48,745,299
-----------------------------------------------------------------------------------------------------------------------------------
Notes Receivable                                                                                --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Inventories                                                                                     --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Prepaid Expenses                                                                           302,826                         503,054
-----------------------------------------------------------------------------------------------------------------------------------
Professional Retainers                                                                       1,000                          10,000
-----------------------------------------------------------------------------------------------------------------------------------
Other Current Assets (attach schedule)                                                     340,704                         327,755
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL CURRENT ASSETS                                                       $            58,119,655         $            54,118,674
-----------------------------------------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT
-----------------------------------------------------------------------------------------------------------------------------------
Real Property and Improvements                                                                  --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Machinery and Equipment                                                                         --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Furniture, Fixtures and Office Equipment                                                16,636,988                      20,723,654
-----------------------------------------------------------------------------------------------------------------------------------
Leasehold Improvements                                                                   3,485,693                       3,485,693
-----------------------------------------------------------------------------------------------------------------------------------
Vehicles                                                                                        --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Less Accumulated Depreciation                                                          (14,985,734)                    (15,433,035)
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PROPERTY & EQUIPMENT                                                 $             5,136,947         $             8,776,312
-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Loans to Insiders*                                                                         181,204                         266,900
-----------------------------------------------------------------------------------------------------------------------------------
Other Assets (attach schedule)                                                         207,131,400                     249,660,381
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL OTHER ASSETS                                                         $           207,312,604         $           249,927,281
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL ASSETS                                                               $           270,569,206         $           312,822,267
===================================================================================================================================

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF                BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH               PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES NOT SUBJECT TO COMPROMISE (Postpetition)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                                97                              --
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable (refer to FORM MOR-4)                                                             --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Wages Payable                                                                               92,937                              --
-----------------------------------------------------------------------------------------------------------------------------------
Notes Payable                                                                                   --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Rent/Leases - Building/Equipment                                                                --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                       --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Professional Fees                                                                               --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Amounts Due to Insiders*                                                                        --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Other Postpetition Liabilities (attach schedule)                                         3,087,354                              --
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL POSTPETITION LIABILITIES                                             $             3,180,388                              $-
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES SUBJECT TO COMPROMISE (Pre-Petition)
-----------------------------------------------------------------------------------------------------------------------------------
Secured Debt                                                                                    --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Priority Debt                                                                                   --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Unsecured Debt                                                                         291,034,918                     289,648,446
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL PRE-PETITION LIABILITIES                                             $           291,034,918         $           289,648,446
-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES                                                                      294,215,306                     289,648,446
-----------------------------------------------------------------------------------------------------------------------------------
OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Capital Stock                                                                                  100                             100
-----------------------------------------------------------------------------------------------------------------------------------
Additional Paid-In Capital                                                             266,985,085                     266,985,085
-----------------------------------------------------------------------------------------------------------------------------------
Partners' Capital Account                                                                       --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Owner's Equity Account                                                                          --                              --
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Pre-Petition                                                      (246,858,372)                   (246,858,372)
-----------------------------------------------------------------------------------------------------------------------------------
Retained Earnings - Post-Petition                                                      (53,868,997)                             --
-----------------------------------------------------------------------------------------------------------------------------------
Adjustments to Owner Equity (attach schedule)                                           10,096,084                       3,047,008
-----------------------------------------------------------------------------------------------------------------------------------
Post Petition Contributions (Distributions) (Draws) (attach schedule)                           --                              --
-----------------------------------------------------------------------------------------------------------------------------------
NET OWNER EQUITY                                                           $           (23,646,100)        $            23,173,821
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
TOTAL LIABILITIES AND OWNERS' EQUITY                                       $           270,569,206         $           312,822,267
===================================================================================================================================

* Loans to Insiders includes loans to members of the Runoff Management Team. The Trenwick group's U.S. operations currently have an additional 27 officers which were not included in this amount.


                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

          Trenwick America Corp.                         Case No. 03-12635 (MFW)
                 Debtor                         Reporting Period: December 2003

                       BALANCE SHEET - continuation sheet

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF                BOOK VALUE ON
            ASSETS                                                         CURRENT REPORTING MONTH               PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------------
OTHER CURRENT ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Accrued Investment Income                                                                  340,704                         327,755
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                           340,704         $               327,755
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OTHER ASSETS
-----------------------------------------------------------------------------------------------------------------------------------
Deferred Taxes Receivable                                                                1,308,827                       1,198,532
-----------------------------------------------------------------------------------------------------------------------------------
Investment in Subsidiaries                                                             205,820,874                     244,859,636
-----------------------------------------------------------------------------------------------------------------------------------
Miscellaneous Other Assets                                                                   1,699                       3,602,213
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       207,131,400         $           249,660,381
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                             BOOK VALUE AT END OF                 BOOK VALUE ON
LIABILITIES AND OWNER EQUITY                                               CURRENT REPORTING MONTH                PETITION DATE
-----------------------------------------------------------------------------------------------------------------------------------
UNSECURED DEBTS (PRE-PETITION)
-----------------------------------------------------------------------------------------------------------------------------------
Accounts Payable                                                                            82,411                          42,517
-----------------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                           230,591                       1,290,790
-----------------------------------------------------------------------------------------------------------------------------------
Interest Payable                                                                        12,728,025                      12,728,025
-----------------------------------------------------------------------------------------------------------------------------------
Taxes Payable                                                                            5,002,200                       2,601,759
-----------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                       82,787,757                      82,787,757
-----------------------------------------------------------------------------------------------------------------------------------
Indebtedness                                                                           190,203,934                     190,197,598
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                       291,034,918                     289,648,446
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
OTHER POSTPETITION LIABILITIES
-----------------------------------------------------------------------------------------------------------------------------------
Accrued Expenses                                                                         2,419,759                              --
-----------------------------------------------------------------------------------------------------------------------------------
Due to Affiliates                                                                          667,595                              --
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         3,087,354                              --
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
ADJUSTMENT TO OWNER EQUITY
-----------------------------------------------------------------------------------------------------------------------------------
Equity in Subsidiary                                                                    10,096,084                       3,047,008
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                        10,096,084                       3,047,008
-----------------------------------------------------------------------------------------------------------------------------------


                                                                      FORM MOR-3

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

     In re Trenwick America Corporation                  Case No. 03-12635 (MFW)
                     Debtor                     Reporting period: December 2003

                          STATUS OF POSTPETITION TAXES

The beginning tax liability should be the ending liability from the prior month or, if this is the first report, the amount should be zero. Attach photocopies of IRS Form 6123 or payment receipt to verify payment or deposit of federal payroll taxes. Attach photocopies of any tax returns filed during the reporting period.

--------------------------------------------------------------------------------------------------------
                                             Amount
                            Beginning     Withheld or                             Check. No   Ending Tax
                          Tax Liability     Accrued     Amount Paid   Date Paid     or EFT    Liability
========================================================================================================
Federal
--------------------------------------------------------------------------------------------------------
Withholding                     --           394,787       394,787    12/3,17,30     EFT          --
--------------------------------------------------------------------------------------------------------
FICA-Employee                   --            56,050        56,050    12/3,17,30     EFT          --
--------------------------------------------------------------------------------------------------------
FICA-Employer                   --            56,050        56,050    12/3,17,30     EFT          --
--------------------------------------------------------------------------------------------------------
Unemployment                    --               329           329    12/3,17,30     EFT          --
--------------------------------------------------------------------------------------------------------
Income                          --                --            --                                --
--------------------------------------------------------------------------------------------------------
Other:                          --                --            --                                --
--------------------------------------------------------------------------------------------------------
  Total Federal Taxes           --           507,216       507,216                                --
--------------------------------------------------------------------------------------------------------
State and Local
--------------------------------------------------------------------------------------------------------
Withholding                     --           101,089       101,089    12/3,17,30     EFT          --
--------------------------------------------------------------------------------------------------------
Sales                           --                --            --                                --
--------------------------------------------------------------------------------------------------------
Excise                          --                --            --                                --
--------------------------------------------------------------------------------------------------------
Unemployment                    --             2,282         2,282    12/3,17,30     EFT          --
--------------------------------------------------------------------------------------------------------
Real Property                   --                --            --                                --
--------------------------------------------------------------------------------------------------------
Personal Property               --                --            --                                --
--------------------------------------------------------------------------------------------------------
Other:                          --                --            --                                --
--------------------------------------------------------------------------------------------------------
  Total State and Local         --           103,371       103,371                                --
--------------------------------------------------------------------------------------------------------
Total Taxes                     --           610,587       610,587                   --           --
--------------------------------------------------------------------------------------------------------

                      SUMMARY OF UNPAID POSTPETITION DEBTS

Attach aged listing of accounts payable

-----------------------------------------------------------------------------------------------------------
                                                                 Number of Days Past Due
                                             ==============================================================
                                             Current      0-30      31-60      61-90     Over 90     Total
-----------------------------------------------------------------------------------------------------------
Accounts Payable                                 97        --         --         --         --          97
-----------------------------------------------------------------------------------------------------------
Wages Payable                                92,937                                                 92,937
-----------------------------------------------------------------------------------------------------------
Taxes Payable                                                                                           --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Building                                                                                  --
-----------------------------------------------------------------------------------------------------------
Rent/Leases - Equipment                                                                                 --
-----------------------------------------------------------------------------------------------------------
Secured Debt/Adequate Protection Payments                                                               --
-----------------------------------------------------------------------------------------------------------
Professional Fees                                                                                       --
-----------------------------------------------------------------------------------------------------------
Amounts Due to Insiders                                                                                 --
-----------------------------------------------------------------------------------------------------------
Other:                                                                                                  --
-----------------------------------------------------------------------------------------------------------
Other:                                                                                                  --
-----------------------------------------------------------------------------------------------------------
Total Postpetition Debts                     93,034        --         --         --         --      93,034
-----------------------------------------------------------------------------------------------------------


                                                                     FORM  MOR-4
                                                                          (9/99)

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

Listing of aged accounts payable
Trenwick America Corporation

    Vendor       Invoice Date      Services        Invoice Number      Amount
    ------       ------------      --------        --------------      ------

Damaris Rosado    12/30/2003   Employee expense    Expense report         96.50
                                                                    -----------
                                                      0-30 days           96.50
                                                                    -----------

                                                        Total       $     96.50
                                                                    ===========

                                                                    Exhibit 99.1
                                                    Trenwick America Corporation

      Trenwick America Corporation                       Case No. 03-12635 (MFW)
                 Debtor                         Reporting Period: December 2003

                  ACCOUNTS RECEIVABLE RECONCILIATION AND AGING

=====================================================================    ================
Accounts Receivable Reconciliation                                            Amount
=====================================================================    ================
Total Accounts Receivable at the beginning of the reporting period         51,682,274.05
---------------------------------------------------------------------    ----------------
+ Amounts billed during the peiod                                           1,738,068.63
---------------------------------------------------------------------    ----------------
- Amounts collected during the peiod                                       (1,960,939.41)
---------------------------------------------------------------------    ----------------
Total Accounts Receivable at the end of the reporting period               51,459,403.27
---------------------------------------------------------------------    ----------------

=====================================================================    ================
Accounts Receivable Aging                                                     Amount
=====================================================================    ================
0 - 30 days old                                                             2,215,227.52
---------------------------------------------------------------------    ----------------
31 - 60 days old                                                              123,030.64
---------------------------------------------------------------------    ----------------
61 - 90 days old                                                              123,762.02
---------------------------------------------------------------------    ----------------
91 + days old                                                              60,650,712.09
---------------------------------------------------------------------    ----------------
Total Accounts Receivable                                                  63,112,732.27
---------------------------------------------------------------------    ----------------
Amount considered uncollectible (Bad Debt)                                (11,653,329.00)
---------------------------------------------------------------------    ----------------
Accounts Receivable (Net)                                                  51,459,403.27
---------------------------------------------------------------------    ----------------

                              DEBTOR QUESTIONNAIRE

=====================================================================    ================
Must be completed each month                                               Yes     No
=====================================================================    ================
1. Have any assets been sold or transferred outside the normal course of business this reporting period? If yes, provide an
explanation below.                                                                  X
---------------------------------------------------------------------    ----------------
2. Have any funds been disbursed from any account other than a debtor in possession account this reporting period? If yes, provide
and explanation below.                                                              X
---------------------------------------------------------------------    ----------------
3. Have all postpetition tax returns been timely filed? If no,
provide an explanation below.                                               X
---------------------------------------------------------------------    ----------------
4. Are workers compensation, general liability and other necessary
insurance coverages in effect? If no, provide an explanation below.         X
---------------------------------------------------------------------    ----------------


                                                                      FORM MOR-5
                                                                          (9/99)